UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 15, 2004

                                 ROO Group, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                     000-25659                11-3447894
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission File          (IRS Employer
     of  incorporation)                 Number)              Identification No.)

                     62 White Street, Suite 3A, New York, NY
           -----------------------------------------------------------
           10013 (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (646) 352-0260

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note:

      This amendment to the Form 8-K of ROO Group, Inc. (the "Company") dated September 15, 2004 is being filed to report the acquisition by Bickhams Media, Inc., a wholly owned subsidiary of the Company, of the remaining 50% of the outstanding common stock of VideoDome.com Networks, Inc. as of November 1, 2004. As a result of this transaction, VideoDome.com Networks, Inc. is now a wholly owned subsidiary of Bickhams Media, Inc.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Purchase of Bickhams Media, Inc.

      On September 15, 2004, we completed the purchase of all of the outstanding shares of common stock of Bickhams Media, Inc. ("Bickhams Media") from Avenue Group, Inc. ("Avenue Group") pursuant to a Stock Purchase Agreement dated September 10, 2004. In consideration for the purchase, we agreed to: (1) pay Avenue Group $300,000 cash; (2) issue Avenue Group 4,000,000 shares of our common stock; and (3) guaranty all of the obligations of VideoDome.com Networks, Inc. ("VideoDome") under a promissory note of VideoDome that was issued to Avenue Group in October 2003 in the principal amount of $290,000. In addition, we agreed to issue Avenue Group 3,000,000 shares of our common stock in consideration for a termination letter which shall serve to terminate a Registration Rights Agreement dated as of November 28, 2003. Avenue Group has agreed to use reasonable commercial endeavors to cause Weinberg & Company, P.A to perform its audits and reviews on Bickhams Media within 30 days after execution of the Stock Purchase Agreement at our sole cost and expense.

Purchase of VideoDome.com Networks, Inc.

      As of November 1, 2004, we entered into an agreement with Bickhams Media and Daniel and Vardit Aharonoff to purchase 50% of the outstanding common stock of VideoDome. Prior to November 1, 2004, Bickhams Media already owned the other 50% of the outstanding common stock of VideoDome. As a result of this transaction, Bickhams Media now owns 100% of the outstanding common stock of VideoDome. Under the agreement, we agreed to: (1) issue 5,000,000 shares of our common stock to Daniel Aharonoff on the closing date; (2) issue an additional 3,000,000 shares of our common stock to Daniel Aharonoff upon meeting jointly agreed milestones; and (3) pay up to $220,000 in cash to Daniel Aharonoff upon meeting jointly agreed milestones.

      The jointly agreed milestones are as follows: (1) upon the commercial launch of VideoDome's embedded player and music player, we agreed to pay Mr. Aharonoff $100,000 cash and issue Mr. Aharonoff 1,000,000 shares of our common stock; (2) upon the commercial launch of a combined ROO Media and VideoDome Media Manager platform, we agreed to pay Mr. Aharonoff $100,000 cash and issue Mr. Aharonoff 2,000,000 shares of our common stock; and (3) after the combined platform has delivered a minimum of 50,000,000 video views for two consecutive months excluding mini player views, we agreed to pay Mr. Aharonoff $20,000 cash.

      In connection with the agreement, Mr. Aharonoff agreed not to directly or indirectly agree or offer to sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of the shares of our common stock acquired by him under the agreement until the earlier of: (a) two years from the respective issuance(s) of such shares; or (b) the date that holders (the "Holders") of certain Callable Secured Convertible Notes (the "Notes") and Stock Purchase Warrants (the "Warrants"), issued by us on September 10, 2004, no longer hold the Notes and the Warrants and no longer beneficially own any shares of our common stock issuable upon conversion or exercise of the Notes or the Warrants, without the prior written consent of such Holders of the Notes and the Warrants. The Holders agreed to waive any adjustment that otherwise would have been required to the conversion and exercise prices of the Notes and the Warrants due to the issuance of shares of common stock to Mr. Aharonoff.

Business of Bickhams Media, Inc.

      The only business of Bickhams Media is through its ownership of VideoDome Networks, Inc., a California corporation. VideoDome is a Los Angeles based company that provides a range of Media Management solutions through its flagship 5th generation ASP application, VideoDome Media Manager(R). VideoDome customers have direct access to their individual accounts, media inventory, customized media delivery method and style, as well as the ability to add, edit, delete, schedule & track streaming media from any Internet enabled browser. Some of VideoDome's clients include Kenneth Cole, L'Oreal Cosmetics, Redken, Lacome, and Stanley Tools. VideoDome provides its media management application to these customers which allows them the ability to manage and publish video on their web sites. The VideoDome Publishing Platform is a database driven, web-based application that allows clients to upload, organize and publish streaming media through unified interface.

      The most current version of VideoDome Media Manager is Media Manager 4.0, which offers VideoDome customers direct access to their individual accounts, media inventory, customized media delivery method and style, as well as the ability to add, edit, delete, schedule & track streaming media from any Internet enabled browser.

      The features of Media Manager 4.0 include:

      o VideoDome Tracker(R) - Generate colorful user reports/statistics and find out what your viewing audience is experiencing.

      o VideoDome Scheduler(R) - Schedule when you would like certain media to be available on your web site.

      o VideoDome AutoSense(R) - AutoSense technology automatically takes the guess work out of the equation by detecting installed media player & available bandwidth across all media formats.

      o VideoDome Skin Wizard(R) - Create a compelling branded media player or video portal within minutes using our skin wizard system.

      o VideoDome Syndication Manager(R) - Powerful syndication module allows you to replicate then syndicate streaming content to your partners in a completely controlled environment.

Management of ROO Group Subsequent to the Acquisition of Bickhams Media

      There will be no change in the management of ROO Group as a result of the acquisition of Bickhams Media, Inc. Furthermore, Bickhams Media will continue to operate as an independent subsidiary of ROO Group. The current Board of Directors of Bickhams Media consists of Robert Petty and Robin Smyth, who also constitute the current Board of Directors of ROO Group. Mr. Petty was appointed the President and Chief Executive Officer of Bickhams Media. Mr. Smyth was appointed the Chief Financial Officer and Secretary of Bickhams Media.

Certain Relationships and Related Transactions

      On September 15, 2004, we completed the purchase of all of the outstanding shares of common stock of Bickhams Media, Inc. from Avenue Group, Inc. Avenue Group is a founding shareholder of ROO Group, Inc. and currently owns over 20% of our outstanding common stock.

      Also, in connection with the purchase of Bickhams Media, we agreed to guaranty all of the obligations of VideoDome.com Networks, Inc. under a promissory note of VideoDome that was issued to Avenue Group in October 2003 in the principal amount of $290,000.

Risk Factors

THERE WAS NO FORMAL VALUATION DETERMINING THE FAIRNESS OF THE CONSIDERATION FOR THE ACQUISITION. The consideration for the acquisition was determined by arms' length negotiations between our management and the management of Avenue Group, Inc., but there was no formal valuation of Bickhams Media, Inc. by an independent third party. We did not obtain a fairness opinion by an investment banking firm or other qualified appraiser. Since the acquisition of Bickhams Media did not require the approval of our stockholders, we are unable to determine whether our stockholders would have agreed with the determination by our board of directors that the terms of the acquisition were fair and in the best interests of our stockholders.

WE MAY NOT BE ABLE TO EFFECTIVELY INTEGRATE BICKHAMS MEDIA, WHICH WOULD BE DETRIMENTAL TO OUR BUSINESS. Acquisitions involve numerous risks, including potential difficulty in integrating operations, technologies, systems, and products and services of acquired companies, diversion of management's attention and disruption of operations, increased expenses and working capital requirements and the potential loss of key employees and customers of acquired companies. In addition, acquisitions involve financial risks, such as the potential liabilities of the acquired businesses, the dilutive effect of the issuance of additional equity securities, the incurrence of additional debt, the financial impact of transaction expenses and the amortization of goodwill and other intangible assets involved in any transactions that are accounted for by using the purchase method of accounting, and possible adverse tax and accounting effects. Any of the foregoing could materially and adversely affect our business.

FAILURE TO PROPERLY MANAGE OUR POTENTIAL GROWTH WOULD BE DETRIMENTAL TO OUR BUSINESS. Any growth in our operations will place a significant strain on our resources and increase demands on our management and on our operational and administrative systems, controls and other resources. There can be no assurance that our existing personnel, systems, procedures or controls will be adequate to support our operations in the future or that we will be able to successfully implement appropriate measures consistent with our growth strategy. As part of this growth, we may have to implement new operational and financial systems, procedures and controls to expand, train and manage our employee base and maintain close coordination among our technical, accounting, finance, marketing, sales and editorial staffs. We cannot guarantee that we will be able to do so, or that if we are able to do so, we will be able to effectively integrate them into our existing staff and systems. We may fail to adequately manage our anticipated future growth. We will also need to continue to attract, retain and integrate personnel in all aspects of our operations. Failure to manage our growth effectively could hurt our business.

Beneficial Ownership of ROO Group Subsequent to the Acquisition of Bickhams
Media

      As of September 17, 2004, we had 188,297,711 shares of common stock issued and outstanding. The following table sets forth information regarding the beneficial ownership of our common stock as of September 17, 2004. The information in this table provides the ownership information for:

      o each person known by us to be the beneficial owner of more than 5% of our common stock;
      o     each of our directors;
      o     each of our executive officers; and
      o     our executive officers and directors as a group.

      Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Furthermore, unless otherwise indicated, the address of the beneficial is c/o ROO Group, Inc., 62 White Street, Suite 3A, New York, NY 10013.

                                                                                 Percentage of
                                                       Common Stock              Common Stock
Name and Address of Beneficial Owner              Beneficially Owned (1)    Beneficially Owned (1)
------------------------------------------------ ------------------------- -----------------------
Robert Petty                                         78,000,000 (2)              40.14%

Avenue Group, Inc.                                   47,000,000                  24.96%
15303 Ventura Blvd.
9th Floor
Sherman Oaks, CA 91403

Midnight Bay Holdings Pty., Ltd.                     25,000,000                  13.28%
11 Torresdale Court
Toorak Victoria 3142
Australia

Robin Smyth                                           5,000,000 (2)               2.61%

All Directors and Executive Officers as a            83,000,000                  41.98%
Group (2 persons)
------------------------------------------------ ------------------------- -----------------------

(1) Applicable percentage ownership is based on 188,297,711 shares of common stock outstanding as of September 17, 2004, together with securities exercisable or convertible into shares of common stock within 60 days of September 17, 2004 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of September 17, 2004 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes 6,000,000 shares that are issuable upon the exercise of outstanding incentive stock options issued by ROO Group, Inc. on April 8, 2004. Such options are exercisable at $.1265 per share and expire on May 8, 2006.

(3) Includes 400,000 shares held indirectly through the Smyth Family Trust. Also includes 3,000,000 shares that are issuable upon the exercise of outstanding incentive stock options issued by ROO Group, Inc. on April 8, 2004. Such options are exercisable at $.1265 per share and expire on May 8, 2004.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

         To be filed by amendment.

(b)      Pro forma financial information.

         To be filed by amendment.

(c)      Exhibits.

Exhibit Number

                                                                Description
------------------ -- ------------------------------------------------------------------------------------------------
2.1                   Stock Purchase  Agreement,  dated as of September 10, 2004, by and between ROO Group,  Inc. and
                      Avenue Group, Inc. (Incorporated by reference to Form 8-K, filed on September 22, 2004)
2.2                   Stock Purchase  Agreement,  dated as of November 1, 2004, by and between Bickhams Media,  Inc.,
                      ROO Group, Inc., and Daniel and Vardit Aharonoff.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ROO Group, Inc.

Date: November 5, 2004                             /s/ Robin Smyth
                                                  ------------------------------
                                                  Robin Smyth
                                                  Chief Financial Officer